UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

August 14, 2002
------------------
(Date of earliest event reported)


LABORATORY CORPORATION OF AMERICA HOLDINGS
------------------------------------------
(Exact name of registrant as specified in its charter)


   DELAWARE                1-11353             13-3757370
 --------------          -----------         --------------
(State or other         (Commission          (IRS Employer
jurisdiction of         File Number)         Identification
incorporation)                                   Number)


358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
-------------------------------------------------------
(Address of principal executive offices)

336-229-1127
------------
(Registrant's telephone number, including area code)



ITEM 9. Regulation FD Disclosure.

Pursuant to the Securities and Exchange Commission's ("SEC") Order No. 4-460 (June 27, 2002), Laboratory Corporation of America -Registered Trademark- Holdings (LabCorp -Registered Trademark-)(NYSE:LH) is furnishing herewith the Statements Under Oath of its Principal Executive Officer and its Principal Financial Officer regarding facts and circumstances relating to Exchange Act Filings as Exhibits 99.1 and
99.2 hereto, respectively. Thomas P. Mac Mahon, President, Chief Executive Officer, and Chairman of the Board of LabCorp, and Wesley R. Elingburg, Executive Vice President and Chief Financial Officer of LabCorp signed these statements, which are being filed with the SEC on August 14, 2002.




SIGNATURES

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          LABORATORY CORPORATION OF AMERICA HOLDINGS
          ------------------------------------------
                        (Registrant)

               By:/s/ BRADFORD T. SMITH
                  ----------------------------------
                      Bradford T. Smith
                      Executive Vice President
                      and Secretary


Date: August 14, 2002





                       EXHIBIT INDEX

Exhibit                Description
-------               -------------
Exhibit 99.1           Statement Under Oath of Principal Executive
                       Officer Regarding Facts and Circumstances
                       Relating To Exchange Act Filings

Exhibit 99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances
                       Relating To Exchange Act Filings